                                                                    EXHIBIT 10.6

                           BILL OF SALE, ASSIGNMENT OF
                        ASSETS, PROPERTIES, BUSINESS AND
                      GOODWILL, FROM GEN TECHNOLOGIES, INC.
                           TO AMBIENT CORPORATION AND
                          ASSUMPTION OF LIABILITIES OF
                            GEN TECHNOLOGIES, INC. BY
                               AMBIENT CORPORATION
                     --------------------------------------

        THIS BILL OF SALE, ASSIGNMENT OF ASSETS, PROPERTIES, BUSINESS AND GOODWILL, AND ASSUMPTION OF LIABILITIES made, executed and delivered as of the 1 day of August, 1996, by GEN TECHNOLOGIES, INC., a Delaware corporation (herein called "Grantor"), to AMBIENT CORPORATION, a Delaware corporation (herein called "Grantee").

                              W I T N E S S E T H:

        WHEREAS, Grantor desires to transfer and assign to Grantee, and Grantee desires to be the transferee and assignee of, substantially all of the properties, assets, rights, goodwill and business of Grantor, subject to all of the liabilities, commitments and obligations of Grantor;

        WHEREAS, the parties now desire to carry out the foregoing intent and purpose by Grantor's execution and delivery to Grantee of this instrument evidencing the vesting in Grantee of all of the properties, assets, rights, goodwill and business of Grantor hereinafter described, subject to all of the liabilities, commitments and obligations hereinafter described, in addition to such other instruments as Grantee shall have otherwise received or may hereafter request;

        Section 1. NOW, THEREFORE, in consideration of the premises and of other valuable consideration to Grantor in hand paid by Grantee, at or before the execution and delivery hereof, the receipt and sufficiency of which by Grantor is hereby acknowledged, Grantor has conveyed, granted, sold, transferred, assigned and delivered, and by this Instrument does convey, grant, sell, transfer, assign and deliver unto Grantee, all the assets, properties, rights and business of Grantor of every kind and description, wherever located, tangible or intangible, personal or mixed, including Grantor's goodwill and the right to use all trademarks and trade names, except for such rights, privileges, properties and assets of Grantor specified in Section 3 below. Subject to Section 3 below, the assets so conveyed, granted, sold, transferred, assigned and delivered hereby, are, without limiting the generality of the foregoing, more particularly described as follows:

               (a) All inventories of raw materials, work-in-process and finished goods, and all machinery, equipment, furniture, fixtures, spare parts, tools and samples, owned by Grantor or which relate to or are used in the Grantor's business, or which are sold or used by Grantor in its business, and all warranties relating thereto;

               (b) All patents, patent applications, trade names, service marks, service mark applications, trademarks, trademark applications, copyrights, copyright applications, inventions, trade secrets, logos, slogans, proprietary processes and formulae and all other proprietary, technical and other information and intellectual property rights, whether patentable or unpatentable;

               (c) All records and files of Grantor which relate to or are or were used in Grantor's Business, including, but not limited to, production records, purchasing and sales records, designs and drawings, accounting records, plant records, customers' histories, sales aids and computer records, files and programs used in Grantor's business;

               (d) All computer software and hardware owned by Grantor and used in Grantor's business;

               (e) Grantor's accounts receivable, contract rights, rights to payment, claims; cash and cash equivalents including without limitation petty cash, cash-in-bank, certificates of deposit and money market accounts; prepaid expenses; and Grantor's common stock and all other interests in Gentach, Ltd, its subsidiary;

               (f) All rights and benefits of Grantor under all open sales orders and commitments, and all other contracts, agreements and obligations to which Grantor is a party which relate to Grantor's business;

               (g) All rights of the Grantor in and to warranties and similar items with respect to the foregoing assets and all claims relating thereto; and

               (h) All stationery, purchase orders, forms, invoices, labels, shipping material, catalogs, brochures, art work, photographs and advertising material of Grantor which relate to or are used in Grantor's business.

        TO HAVE AND TO HOLD all of the foregoing assets, properties, business and goodwill unto Grantee, its successors and assigns to its and their own use forever (such assets, privileges, properties, business and goodwill being hereinafter collectively called the "Business").

        Section 2. Grantor hereby constitutes and appoints Grantee, its successors and assigns, Grantor's true and lawful attorney and attorneys, with full power of substitution, in Grantor's name and stead, but on behalf and for the benefit of Grantee, its successors and assigns, to demand and receive any and all of the Business, and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute in Grantor's name, or otherwise, for the benefit of Grantee, its successors and assigns, any and all proceedings at law, in equity or otherwise, which Grantee, its successors or assigns, may deem proper for the collection and enforcement of any claim or right of any kind hereby sold, conveyed, transferred and assigned, or intended so to be, and to do all acts and things in relation to the Business which Grantee, its successors or assigns shall deem desirable, Grantor hereby declaring that the foregoing powers are coupled with an interest and are and shall be irrevocable by Grantor or by its dissolution or in any manner or for any reason whatsoever.

        Section 3. Notwithstanding any of the provisions of the foregoing, Grantor shall not by this instrument convey, transfer, assign, grant, sell or deliver but shall retain for itself (i) the corporate seal, Certificate of Incorporation, minute book, stock books and stock ledgers of Grantor and (ii) Grantor's original financial records and books of account (provided that Grantor shall supply copies of all such to Grantee.)

        Section 4. Grantee hereby assumes and agrees to perform, discharge or pay all of Grantor's obligations and liabilities under all open sales and commitments, and all other contracts, agreements and obligations of Grantor, and all accounts payable and other liabilities and debts of Grantor, in all cases upon the terms and conditions set forth therein.

        Grantee expressly assumes Grantors liabilities and obligations to the holders of promissory notes of Grantor described in Exhibit 1 attached hereto and to issue shares of its common stock upon the proper exercise of the warrants held by the holders of warrants to acquire common stock of Grantor described in Exhibit 1 attached hereto, all upon the terms and conditions set forth in the notes and warrants issued to such holders by Grantor.

        IN WITNESS WHEREOF, Grantor and Grantee have caused this Bill of Sale, Assignment of Assets, Properties, Business and Goodwill and Assumption of Liabilities to be signed by its duly authorized officers on the 1 day of August, 1996.


                                       GEN TECHNOLOGIES, INC.



                                       By:         /s/ Elie C. Wurtman
                                          ______________________________________
                                             Elie C. Wurtman, President



                                       AMBIENT CORPORATION



                                       By:         /s/ Jacob A. Davidson
                                          ______________________________________
                                             Jacob A. Davidson, Chairman
                                             of the Board

                                    EXHIBIT I

                                  BILL OF SALE,
                           FROM GEN TECHNOLOGIES, INC.
                             TO AMBIENT CORPORATION




        Ambient Corporation assumes Gen Technologies, Inc. obligation to the holders of a promissory note as follows:

        $968,000 promissory note owing to Ephod Management Group